UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2026

Prairie Operating Co.
(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Waugh Drive
Suite 400
Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 424-4247
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2026, Stephen Lee resigned from the Board of Directors (the “Board”) of Prairie Operating Co. (the “Company”). Mr. Lee’s resignation was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.

On July 21, 2026, the Board elected Jennifer Grigsby as a member of the Board, filling the vacancy occurring due to the resignation of Mr. Lee. It is expected that Ms. Grigsby will be appointed as Chair of the Compensation Committee and as a member of each of the Nominating & Governance Committee and the Audit Committee of the Board.

As compensation for her service on the Board, Ms. Grigsby will receive the Company’s standard compensation for non-employee directors as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 23, 2026, which disclosure is incorporated by reference into this Item 5.02.

The Company and Ms. Grigsby will enter into the Company’s standard form of indemnification agreement for directors, a copy of which was previously filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026.

Item 7.01
Regulation FD Disclosure.

On July 21, 2026, the Company issued a press release announcing that Mr. Lee resigned from the Board and that the Board had elected Ms. Grigsby as a member of the Board.

The full text of the press release is furnished as Exhibit 99.1.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

Date: July 22, 2026	By:	/s/ Daniel T. Sweeney
	Name:	Daniel T. Sweeney
	Title:	Executive Vice President, General Counsel and Corporate Secretary